United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Under Rule 14a-12

AQUA METALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

April ___, 2019

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders (which we refer to as the “Special Meeting”) of Aqua Metals, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), to be held at our corporate offices located at 2500 Peru Drive, McCarran, Nevada 89434, at 8:00 a.m. local time, on ______________, May __, 2019.

At the Special Meeting, you will be asked to consider and vote upon the following proposals to: (1) amend the Company’s Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000; and (2) adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal. The accompanying Notice of Special Meeting of Stockholders and Proxy Statement describe these matters in more detail. We urge you to read this information carefully.

The Board of Directors recommends that you vote FOR an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect an increase the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000 and FOR an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.

At our Annual Meeting of Stockholders held on March 27, 2019 (“2019 Annual Meeting”), our stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000, which we refer to as the “Charter Amendment.” However, as further described in the Proxy Statement, there may be uncertainty with respect to the validity or effectiveness of the stockholder approval of the Charter Amendment adopted at the 2019 Annual Meeting. In order to resolve any uncertainties as to the validity or effectiveness of the Charter Amendment, our Board of Directors has called this Special Meeting for purposes of seeking a new stockholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000.

Whether or not you attend the Special Meeting in person, and regardless of the number of shares of our common stock that you own, it is important that your shares be represented and voted at the Special Meeting. Therefore, I urge you to vote your shares of common stock via the Internet or by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting over the Internet, or by written proxy, will ensure that your shares are represented at the Special Meeting.

On behalf of the Board of Directors of Aqua Metals, Inc., we thank you for your participation.

Sincerely,

S. Shariq Yosufzai
Chairman of the Board

AQUA METALS, INC.

2500 Peru Drive

McCarran, Nevada 89434

(775) 525-1936

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY ___, 2019

A Special Meeting of Stockholders (which we refer to as the “Special Meeting”) of Aqua Metals, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), will be held on ____________, May ___, 2019 at 8:00 a.m. local time, at our corporate offices located at 2500 Peru Drive, McCarran, Nevada 89434. We are holding the Special Meeting for the purpose of considering and acting on the following items of business:

1.	To amend the Company’s Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000; and

2.	To adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.

The Proxy Statement accompanying this Notice describes each of these items of business in detail. Only stockholders of record at the close of business on April 17, 2019 (which we refer to as the “record date”) are entitled to notice of, to attend, and to vote at, the Special Meeting or any postponement or adjournment thereof.

All stockholders of the Company as of the record date are cordially invited to attend the Special Meeting. To ensure your representation at the Special Meeting, you are urged to vote your shares of our common stock via the Internet or by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Any stockholder of the Company as of the record date attending the Special Meeting may vote in person even if he, she or it previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Sincerely,

S. Shariq Yosufzai
Chairman of the Board

McCarran, Nevada

April ___, 2019

TABLE OF CONTENTS

Page

INFORMATION ABOUT THE SPECIAL MEETING	1
General	1
Who Can Vote, Outstanding Shares	1
Voting of Shares	1
Revocation of Proxy	2
Voting in Person	2
Quorum and Votes Required	3
Solicitation of Proxies	3
Stockholder List	3
Who Can Answer Your Questions	4
Forward-Looking Statements
PROPOSAL NO. 1 –APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000	5
Introduction	5
Proposal	5
Vote Required	6
Board Recommendation	6
PROPOSAL NO. 2 – approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of PROPOSAL 1	7
Proposal	7
Vote Required	7
Board Recommendation	7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	8
OTHER MATTERS	10
Stockholder Proposals and Director Nominations for 2020 Annual Meeting	10
Householding of Proxy Materials	10

AQUA METALS, INC.

2500 Peru Drive

McCarran, Nevada, 89434

(775) 525-1936

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY ___, 2019

INFORMATION ABOUT THE SPECIAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors (which we refer to as our “Board”) of Aqua Metals, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), for use at our special meeting of stockholders (which we refer to as the “Special Meeting”) to be held on ___, May ___, 2019, at 8:00 a.m. local time, at our corporate offices located at 2500 Peru Drive, McCarran, Nevada 89434, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Special Meeting. Proxies are solicited to give all stockholders of record as of the record date for the Special Meeting an opportunity to vote on matters properly presented at the Special Meeting.

We intend to mail this Proxy Statement, the proxy card and the Notice of Special Meeting on or about April ___, 2019 to all stockholders of record entitled to vote at the Special Meeting.

Who Can Vote, Outstanding Shares

Record holders of our common stock as of the close of business on April 17, 2019, the record date for the Special Meeting (which we refer to as the “record date”), are entitled to receive notice of and to vote at the Special Meeting on all matters to be voted upon at the Special Meeting. As of the record date, there were          shares of our common stock outstanding, each entitled to one vote.

Voting of Shares

You may vote by attending the Special Meeting and voting in person or you may vote by submitting a proxy. The method of voting by proxy differs for shares held as a record holder and shares held in “street name.” If you hold your shares of our common stock as a record holder, you may vote your shares over the Internet by following the instructions in the proxy card delivered to you or by completing, dating and signing the proxy card and promptly returning the proxy card via mail or facsimile. If you hold your shares of our common stock in street name, which means that your shares are held of record by a broker, bank or other nominee, you will receive the notice from your broker, bank or other nominee that includes instructions on how to vote your shares.

If you are a stockholder of record of our shares on the record date, you may vote your shares as follows:

●	To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

●	To vote through the Internet, go to http://www.vstocktransfer.com/proxy to complete an electronic proxy card. You will be asked to provide the company number and control number from the proxy card delivered to you. Your Internet vote must be received by 11:59 p.m., Eastern Time on May ___, 2019 to be counted.

●	To vote using the proxy card delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided or either email it to vote@stocktransfer.com or fax it to (646) 536-3179.

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YOUR VOTE IS VERY IMPORTANT. You should submit your proxy even if you plan to attend the Special Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder of record as of the record date attending the Special Meeting may vote in person even if he, she or it previously submitted a proxy.

All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically and in writing) received before the polls are closed at the Special Meeting, and not revoked or superseded, will be voted at the Special Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, such shares will be voted FOR the amendment to the Company’s Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000 and FOR an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.

Revocation of Proxy

If you are a stockholder of record as of the record date, you may revoke your proxy at any time before your proxy is voted at the Special Meeting by taking any of the following actions:

●	delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;
●	signing and delivering a new proxy card, relating to the same shares and bearing a later date than the original proxy card;
●	submitting another proxy over the Internet (your latest Internet voting instructions are followed); or
●	attending the Special Meeting and voting in person, although attendance at the Special Meeting will not, by itself, revoke a proxy.

Written notices of revocation and other communications with respect to the revocation of Company proxies should be addressed to:

Aqua Metals, Inc.

2500 Peru Drive

McCarran, Nevada 89434

Attention: Corporate Secretary

If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. See below regarding how to vote in person at the Special Meeting if your shares are held in street name.

Voting in Person

If you are a stockholder of record as of the record date, plan to attend the Special Meeting and wish to vote in person, you will be given a ballot at the Special Meeting. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you plan to attend the Special Meeting and wish to vote, you must bring to the Special Meeting a legal proxy from the record holder of the shares, which is the broker or other nominee, authorizing you to vote at the Special Meeting.

Stockholders who wish to attend the Special Meeting will be required to present verification of ownership of our common stock, such as a bank or brokerage firm account statement, and will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the Special Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting.

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Quorum and Votes Required

The inspector of elections appointed for the Special Meeting will tabulate votes cast by proxy or in person at the Special Meeting. The inspector of elections will also determine whether a quorum is present at the Special Meeting. In order to constitute a quorum for the conduct of business at the Special Meeting, a majority in voting power of all of the shares of our common stock entitled to vote at the Special Meeting must be present in person or represented by proxy at the Special Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes (as discussed below), will be treated as shares that are present and entitled to vote at the Special Meeting for purposes of determining whether a quorum is present.

A broker non-vote occurs when a broker, bank or other agent holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum. We believe that each of (i) the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000 (Proposal 1) and (ii) the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 (Proposal 2), will be considered a routine matter on which a broker, bank or other agent has discretionary authority to vote, so we do not expect any broker non-votes in connection with either Proposal 1 or Proposal 2.

Approval of Proposal 1, to amend the Company’s Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000, will require the affirmative vote of a majority of the shares of the Company’s common stock issued and outstanding as of the record date. Abstentions will be treated as shares that are present or represented and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of Proposal 1. Thus, abstentions will have the effect of negative votes on Proposal 1. If no specific instructions are given in the proxy, the shares will be voted for approval of Proposal 1. In the case of shares held by a broker, bank or other agent for a beneficial owner who has not provided instructions to such broker, bank or other agent, we believe the broker, bank or other agent will have discretionary authority to vote the shares for approval of Proposal 1.

Approval of Proposal 2, to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, will require the affirmative vote of a majority of the votes cast at the Special Meeting with respect to such matter by the holders of our common stock as of the record date. Our Second Amended and Restated Bylaws provide that “votes cast” shall exclude abstentions and broker non-votes.

Solicitation of Proxies

Our Board is soliciting proxies for the Special Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by delivery of this Proxy Statement by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, send proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. We may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by Internet, facsimile or special delivery letter.

We have retained Morrow Sodali, LLC, a proxy solicitation firm, to perform various solicitation services in connection with the Special Meeting. We will pay Morrow Sodali a fee not to exceed $5,000, plus phone and other related expenses, in connection with its solicitation services.

Stockholder List

A list of our stockholders entitled to vote at the Special Meeting will be available for inspection, for any purpose germane to the Special Meeting, at the principal executive office of the Company (which constitutes our corporate offices referenced in this Proxy Statement) during regular business hours for a period of no less than ten (10) days prior to the Special Meeting. A list of our stockholders entitled to vote at the Special Meeting will also be produced and kept at the Special Meeting during the whole time thereof and may be examined by any stockholder of the Company who is present.

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Who Can Answer Your Questions

Your vote at the Special Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone.

If you have any questions or need assistance in

voting your shares, please contact the Company’s proxy solicitor listed below:

MORROW SODALI, LLC

470 West Avenue, Suite 300

Stamford, CT 06902

(203) 658-9400

or

Call Toll-Free at 800-662-5200

Email: AQUA.info@morrowdali.com

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PROPOSAL NO. 1

APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY’S AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION TO EFFECT AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000

Introduction

Our Board has adopted resolutions setting forth and declaring advisable an amendment to the Company’s Amended and Restated Certificate of Incorporation increasing the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000. The proposed amendment would replace the text of Article Fourth of the Company’s Amended and Restated Certificate of Incorporation with the following language:

“The Corporation is authorized to issue one class of stock. The authorized capital stock of the Corporation shall consist of one hundred million (100,000,000) shares which shall be designated as Common Stock, each with a par value of $0.001.”

At our Annual Meeting of Stockholders held on March 27, 2019 (“2019 Annual Meeting”), our stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000, which we refer to as the “Charter Amendment.” However, there may be uncertainty with respect to the validity or effectiveness of the stockholder approval of the Charter Amendment adopted at the 2019 Annual Meeting, as certain shares of common stock held through brokers, banks and other agents and with respect to which the beneficial owner had not provided such agents with voting instructions, were voted by the agents in favor of the Charter Amendment in accordance with the rules of the Nasdaq Capital Market that govern how such agents may cast such votes. However, certain statements made in the Company’s definitive proxy statements for the 2019 Annual Meeting were inconsistent with this approach. In particular, the Company’s definitive proxy statements for the 2019 Annual Meetings stated that brokers, banks and other agents would not have discretionary voting authority on the Charter Amendment.

Notwithstanding approval of the Charter Amendment by our stockholders at the 2019 Annual Meeting, the Company did not file the Charter Amendment with the Delaware Secretary of State. Accordingly, the Charter Amendment has not yet become effective under Delaware law. In order to resolve any uncertainties as to the validity or effectiveness of our stockholders’ approval of the Charter Amendment at the 2019 Annual Meeting, our Board has called this Special Meeting for purposes of seeking a new stockholder approval of an amendment of the Company’s Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000 (Proposal 1). As noted above under “Information About the Special Meeting - Quorum and Votes Required,” we believe that in the case of shares held by a broker, bank or other agent for a beneficial owner who has not provided instructions to such agent, the broker, bank or other agent will have discretionary authority to vote the shares for approval of the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000 (Proposal 1).

Proposal

Our Board believes it is in the best interest of the Company to increase the number of authorized shares of common stock in order to give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions. Our Board believes that additional authorized shares of common stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company without the delay and expense associated with convening a special meeting of the Company’s stockholders.

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Except as otherwise required by law or by a regulation of the NASDAQ Capital Market, the newly authorized shares of common stock will be available for issuance at the discretion of the Board (without further action by our stockholders) for various future corporate needs, including those outlined above. While adoption of Proposal 1 will not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s common stock may, among other things, dilute the earnings per share of the common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of the Company’s common stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that our Board determines is not in the best interest of the Company and its stockholders. However, our Board does not intend or view the proposed increase in the number of authorized shares of the Company’s common stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

Any newly authorized shares of the Company’s common stock will be identical to the shares of common stock now authorized and outstanding. The adoption of Proposal 1 will not affect the rights of current holders of the Company’s common stock. Holders of shares of the Company’s common Stock are entitled to one vote per share on all matters to be voted upon by the shareholders generally. Stockholders are entitled to receive such dividends as may be declared from time to time by our Board out of funds legally available therefore, and in the event of liquidation, dissolution or winding up of the Company to share ratably in all assets remaining after payment of liabilities. The holders of shares of our common stock have no preemptive, conversion, subscription rights or cumulative voting rights.

Vote Required

Proposal 1, to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000, will require the affirmative vote of a majority of the shares of the Company’s common stock issued and outstanding as of the record date.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE
APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT
AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK
FROM 50,000,000 TO 100,000,000.

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PROPOSAL NO. 2

approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of PROPOSAL 1

Proposal

As described above, our Board has recommended an amendment of the Company’s Amended and Restated Certificate of Incorporation to effect an increase the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000 (Proposal 1). In furtherance of this recommendation, the Company is asking its stockholders to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

Vote Required

Proposal 2, to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, will require the affirmative vote of a majority of the votes cast at the Special Meeting with respect to such matter by the holders of our common stock as of the record date.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of PROPOSAL 1.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 10, 2019 by:

●	each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;
●	each of our directors and named executive officers; and
●	all directors and named executive officers as a group.

The beneficial ownership of each person was calculated based on 44,739,568 common shares issued and outstanding as of April 10, 2019. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness. Two or more persons might count as beneficial owners of the same share. Unless otherwise indicated, the address for each reporting person is 2500 Peru Drive, McCarran, Nevada 89434.

Name of Director and Named Executive Officer	Number of Shares		Percentage Owned

Stephen Cotton	608,361	(1)	1.4%
Vincent L. DiVito	103,510	(2)	*	%
S. Shariq Yosufzai	79,323	(3)	*	%
Sam Kapoor	61,708	(4)	*	%
Judd Merrill	61,698	(5)	*	%
Mark Stevenson	51,212	(6)	*	%
Gayle J. Gibson	15,890	(7)	*	%
Directors and named executive officers as a group	981,702		2.2%

* Less than 1%.

Name and Address of 5% + Holders	Number of Shares		Percentage Owned

Interstate Emerging Investments, LLC 12770 Merit Drive, Suite 1000 Dallas, TX 75251	2,781,205	(8)	6.2%
David Kanen 5850 Coral Ridge Drive, Suite 309 Coral Springs, FL 33076	3,207,224	(9)	7.2%

(1)	Includes 489,128 shares underlying a presently exercisable option and 23,333 shares underlying an outstanding option vesting on May 2, 2019 and excludes 1,820,000 shares underlying an outstanding option subject to vesting and excludes 110,557 shares underlying a restricted stock unit subject to vesting.
(2)	Includes 73,459 shares underlying a presently exercisable option and 2,573 shares underlying an outstanding option vesting on May 4, 2019 and excludes 4,839 shares underlying a restricted stock unit subject to vesting.
(3)	Includes 35,386 shares underlying a presently exercisable option and 3,217 shares underlying an outstanding option vesting on May 4, 2019 and excludes 7,258 shares underlying a restricted stock unit subject to vesting.

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(4)	Includes 23,590 shares underlying a presently exercisable option and 2,145 shares underlying an outstanding option vesting on May 4, 2019 and excludes 4,839 shares underlying a restricted stock unit subject to vesting.
(5)	Includes 56,698 shares underlying a presently exercisable option and excludes 350,000 shares underlying an outstanding option subject to vesting and excludes 13,896 shares underlying a restricted stock unit subject to vesting.
(6)	Includes 31,879 shares underlying a presently exercisable option and 215 shares underlying an outstanding option vesting on April 21, 2019 and 2,145 shares underlying an outstanding option vesting on May 4, 2019 and excludes 4,839 shares underlying a restricted stock unit subject to vesting and excludes 1,717 shares underlying an outstanding option subject to vesting.
(7)	Excludes 4,839 shares underlying a restricted stock unit subject to vesting.
(8)	Consists of (i) 473,827 shares of common stock, and (ii) 2,307,378 shares of common stock underlying presently exercisable warrants.
(9)	Consists of (i) 801,983 shares held by Philotimo Fund, LP (“Philotimo”), (ii) 2,089,159 shares held by Kanen Wealth Management, LLC”), and (iii) 316,082 shares held by David L. Kanen. KWM is the general partner of Philotimo and with respect to the shares directly and beneficially owned by it, Mr. Kanen is the managing member of KWM and with respect to the shares directly and beneficially owned by him. Each reporting person, as a member of a “group” with the other reporting persons for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, may be deemed the beneficial owner of the shares directly owned by the other reporting persons. Each reporting person disclaims beneficial ownership of such shares except of his or its pecuniary interest therein

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OTHER MATTERS

Stockholder Proposals and Director Nominations for 2020 Annual Meeting

To be considered for inclusion in the proxy materials for our 2020 annual meeting of stockholders, your proposal must be submitted in writing by November 7, 2019 to our corporate secretary at 2500 Peru Drive, McCarran, Nevada 89434, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that if our 2020 annual meeting of stockholders is held before February 26, 2020 or after April 26, 2020, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2020 annual meeting of stockholders.

Pursuant to our Second Amended and Restated Bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2020 annual meeting of stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must deliver such proposal or nomination to our President or our principal executive officer at our principal place of business, in writing, not later than the close of business on December 28, 2019 nor earlier than the close of business on November 28, 2019. However, if our 2020 annual meeting of stockholders is not held between February 26, 2020 and April 26, 2020, to be timely, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2020 annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to the 2020 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2020 annual meeting of stockholders is first made. You are also advised to review our Second Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

The person presiding over the 2020 annual meeting of stockholders may determine, if the facts warrant, that a proposal or nomination has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2020 annual meeting of stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which we have not been provided with timely notice and (ii) any proposal made in accordance with our Second Amended and Restated Bylaws, if the 2020 annual meeting proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, and if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Banks and brokers with account holders who are our stockholders may be householding our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, direct your written request to Aqua Metals, Inc., 2500 Peru Drive, McCarran, Nevada 89434, Attention: Investor Relations, or contact Investor Relations by telephone at (775) 525-1936. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

By Order of the Board of Directors

S. Shariq Yosufzai
Chairman of the Board of Directors

McCarran, Nevada

April __, 2019

10

VOTE ON INTERNET
Go to
www.vstocktr
ansfer.com/pr
oxy and log-
on using the
below control
number.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON
If you would like to vote in person, please attend the Annual Meeting to be held on May __, 2019 at 8:00 a.m. local time

VOTE BY EMAIL
Mark, sign and date your proxy card and ema it to Vote@vstocktransfer.com

VOTE BY FAX
Mark, sign and date your proxy card fax it to (646) 536-3179

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Special Meeting Proxy Card - Aqua Metals Inc. Common Stock

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.

☐

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date ______________ **Signature** ______________ **Signature, if held jointly** ______________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person

* SPECIMEN *

Special Meeting of Stockholders
May , 2019

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders To Be Held on May , 2019

The Proxy Statement and Proxy Card for the Annual Meeting
are available at http://investors.aquametals.com/

AQUA METALS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Steve Cotton and Sushil (Sam) Kapoor, with full power of substitution, as proxy to represent and vote all shares of Common Stock of Aqua Metals, Inc. (the "Company"), which the undersigned will be entitled to vote if personally present at the Special Meeting of the Stockholders of the Company to be held on May , 2019, at 8:00 a.m. local time at the Company's corporate offices located at 2500 Peru Drive, McCarran, Nevada 89434. Each share of Common Stock is entitled to one vote.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted **FOR** the approval of the amendment to the Company's Amended and Restated Certificate of Incorporation, and, in the case of other matters that legally come before the meeting, as said proxies may deem advisable, and **FOR** the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.

Please check here if you plan to attend the Special Meeting of Stockholders on May , 2019 at 8:00 a.m. (local time). ☐

(Continued and to be signed on Reverse Side)